Exhibit 10(a)

AMENDMENT NO. 3

dated as of August 19, 2002

to

RECEIVABLES PURCHASE AGREEMENT

Dated as of November 20, 2001

     This AMENDMENT NO. 3 (the “Amendment”) is executed as of August 19, 2002, among TRW RECEIVABLES INC., a Delaware corporation, as Seller, TRW INC., an Ohio corporation, as Servicer, CHARTA CORPORATION, Delaware corporation (“Charta”), CIESCO, L.P., a New York limited partnership (“CIESCO”), CORPORATE RECEIVABLES CORPORATION, a California corporation (“CRC”), and CORPORATE ASSET FUNDING COMPANY, INC., a Delaware corporation (“CAFCO”) (Charta, Ciesco, WCP, CRC and CAFCO are collectively referred to as the “Conduit Purchasers” and each, individually, a “Conduit Purchaser”), CITIBANK, N.A., as Committed Purchaser and Managing Agent, and CITICORP NORTH AMERICA, INC., a Delaware corporation, as Agent for the Conduit Purchasers and the Committed Purchasers. Capitalized terms used herein without definition shall have the meanings ascribed thereto in the “RPA” referred to below.

WITNESSETH:

     WHEREAS, the Seller, the Servicer and the other parties hereto are parties to that certain Receivables Purchase Agreement dated as of November 20, 2001, as amended as of December 19, 2001 and April 1, 2002 (as amended, the “RPA”); and

     WHEREAS, the parties hereto have agreed to amend the RPA on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     Section 1. Amendments to the RPA. The RPA is hereby amended as follows:

     1.1 The definition of “Purchase Limit” in Section 1.01 of the RPA is amended to delete the reference to “$350,000,000” and to substitute a reference to “$325,000,000” therefor.

     1.2 Exhibit G is hereby deleted in its entirety and is replaced with Exhibit G attached hereto.

     1.3 Schedule I is hereby deleted in its entirety and is replaced with Schedule I attached hereto.

     Section 2. Effective Date. This Amendment shall become effective and shall be deemed effective as of the date first written above when the Agent shall have received a copy of this Amendment duly executed by each of the parties hereto.

     Section 3. Reference to and Effect on the RPA. Upon the effectiveness of this Amendment, (i) the Seller and the Servicer each hereby reaffirms all covenants, representations and warranties made by it in the RPA to the extent the same are not amended hereby and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment (except for those representations and warranties that are expressly made only as of a different date, which representations and warranties shall be correct as of the date made) and (ii) each reference in the RPA to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be, and any references to the RPA in any other document, instrument or agreement executed and/or delivered in connection therewith shall mean and be, a reference to the RPA as amended hereby.

     Section 4. Expenses. The Seller hereby reaffirms its obligations under Section 10.06 of the RPA to pay the reasonable fees, costs and expenses (including, without limitation, the reasonable fees and expenses of counsel) incurred by the Agent and the Managing Agent in connection with the execution and delivery of this Amendment and the agreements and instruments related hereto.

     Section 5. Effect. Except as otherwise amended by this Amendment, the RPA, the Sale Agreement, the Transfer Agreements and the other Facility Documents shall each continue in full force and effect and are hereby ratified and confirmed.

     Section 6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     Section 7. Severability. Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.

     Section 8. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

TRW RECEIVABLES INC., as Seller

By /s/ E. L. Bennardo Name: E. L. Bennardo Title: Assistant Treasurer

TRW INC., as Servicer

By /s/ R. P. Vargo Name: R. P. Vargo Title: Vice President and Treasurer

CITICORP NORTH AMERICA, INC., as Agent

By /s/ David J. Donofrio Name: David J. Donofrio Title: Vice President

CHARTA CORPORATION

By: Citicorp North America, Inc., as Attorney-in-Fact

By /s/ David J. Donofrio Name: David J. Donofrio Title: Vice President

CIESCO, L.P.

By: Citicorp North America, Inc., as Attorney-in-Fact

By /s/ David J. Donofrio Name: David J. Donofrio Title: Vice President

CORPORATE ASSET FUNDING COMPANY, INC

By: Citicorp North America, Inc., as Attorney-in-Fact

By /s/ David J. Donofrio Name: David J. Donofrio Title: Vice President

CORPORATE RECEIVABLES CORPORATION

By: Citicorp North America, Inc., as Attorney-in-Fact

By /s/ David J. Donofrio Name: David J. Donofrio Title: Vice President

CITIBANK, N.A., as Committed Purchaser and Managing Agent

By /s/ David J. Donofrio Name: David J. Donofrio Title: Attorney-in-Fact